Exhibit 99.2

SANDRIDGE ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On December 21, 2009, SandRidge Energy, Inc. (“SandRidge” or “the Company”) purchased oil and natural gas properties located in the Permian Basin (“Acquired Properties”) from Forest Oil Corporation and one of its subsidiaries for $800.0 million, subject to certain purchase price and post-closing adjustments. The assets consist primarily of six operated areas in the Central Basin Platform and greater Permian Basin of west Texas and eastern New Mexico. The acquisition was financed with proceeds from the issuance of 8.75% Senior Notes due 2020, the placement of 2,000,000 new shares of 6.0% convertible perpetual preferred stock, and the public offering of 25,600,000 shares of the Company’s common stock (collectively referred to as the “financing transactions”).

The accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2009 was based on the unaudited balance sheet of the Company as of September 30, 2009 and includes pro forma adjustments to give effect to the acquisition and the financing transactions as if they had occurred on September 30, 2009.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 and the nine months ended September 30, 2009 were based on the audited statement of operations of the Company for the year ended December 31, 2008 and the unaudited statement of operations of the Company for the nine months ended September 30, 2009, respectively, and include pro forma adjustments to give effect to the acquisition and the financing transactions as if they had occurred on January 1, 2008.

These unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of the results that actually would have occurred had the transaction been in effect on the dates or for the periods indicated, or of results that may occur in the future. These unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 and the audited Statements of Revenues and Direct Operating Expenses for the Acquired Properties filed as exhibits to this report.

SANDRIDGE ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2009

	Historical	Pro Forma Adjustments		Pro Forma
	(In Thousands)
ASSETS
Current assets:
Cash and cash equivalents	$14,642	$54,802	(a)	$69,444
Accounts receivable, net:
Trade	80,328	—		80,328
Related parties	257	—		257
Derivative contracts	129,453	—		129,453
Inventories	3,405	—		3,405
Other current assets	32,358	—		32,358

Total current assets	260,443	54,802		315,245

Natural gas and crude oil properties, using full cost method of accounting
Proved	5,064,490	754,185	(b)	5,818,675
Unproved	229,687	52,246	(b)	281,933
Less: accumulated depreciation, depletion and impairment	(3,792,437)	—		(3,792,437)

	1,501,740	806,431		2,308,171

Other property, plant and equipment, net	462,487	—		462,487
Investments	9,158	—		9,158
Restricted deposits	32,872	—		32,872
Other assets	44,268	9,500	(c)	53,768

Total assets	$2,310,968	$870,733		$3,181,701

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$13,925	$—		$13,925
Accounts payable and accrued expenses:
Trade	230,506	—		230,506
Related parties	155	—		155
Derivative contracts	7,223	—		7,223
Asset retirement obligation	2,077	—	(b)	2,077
Billings in excess of costs incurred	5,141	—		5,141

Total current liabilities	259,027	—		259,027

Long-term debt	2,126,286	442,571	(c)	2,568,857
Other long-term obligations	6,967	—		6,967
Derivative contracts	21,640	—		21,640
Asset retirement obligation	88,033	11,357	(b)	99,390

Total liabilities	2,501,953	453,928		2,955,881

Commitments and contingencies

Equity:
SandRidge Energy, Inc. stockholders’ equity:
Preferred stock, $0.001 par value, 50,000 shares authorized:
8.5% Convertible perpetual preferred stock; 2,650 issued and outstanding; aggregate liquidation preference of $265,000	3	—		3
6.0% Convertible perpetual preferred stock; no shares issued and outstanding (historical); 2,000 issued and outstanding (pro forma)	—	2	(d)	2
Common stock, $0.001 par value; 400,000 shares authorized; 184,986 issued and 183,524 outstanding (historical); 210,586 issued and 209,124 outstanding (pro forma)	178	26	(e)	204
Additional paid-in capital	2,537,690	417,032	(d)(e)	2,954,722
Treasury stock, at cost	(20,427)	—		(20,427)
Accumulated deficit	(2,708,459)	(255	) (f)	(2,708,714)

Total SandRidge Energy, Inc. stockholders’ (deficit) equity	(191,015)	416,805		225,790
Noncontrolling interest	30	—		30

Total (deficit) equity	(190,985)	416,805		225,820

Total liabilities and equity	$2,310,968	$870,733		$3,181,701

The accompanying notes are an integral part of these financial statements.

SANDRIDGE ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Historical	Acquired Properties Historical (g)		Pro Forma Adjustments		Pro Forma
	(In Thousands, Except Per Share Amounts)

Revenues:
Natural gas and crude oil	$908,689	$192,020		$—		$1,100,709
Drilling and services	47,199	—		—		47,199
Midstream and marketing	207,602	—		—		207,602
Other	18,324	—		—		18,324

Total revenues	1,181,814	192,020		—		1,373,834

Expenses:
Production	159,004	28,795		—		187,799
Production taxes	30,594	9,687		—		40,281
Drilling and services	26,186	—		—		26,186
Midstream and marketing	186,655	—		—		186,655
Depreciation and depletion – natural gas and crude oil	290,917	—		48,788	(h)	339,705
Depreciation, depletion and amortization – other	70,448	—		—		70,448
Impairment	1,867,497	—		—	(i)	1,867,497
General and administrative	109,372	—		—		109,372
Gain on derivative contracts	(211,439)	—		—		(211,439)
Gain on sale of assets	(9,273)	—		—		(9,273)

Total expenses	2,519,961	38,482		48,788		2,607,231

(Loss) income from operations	(1,338,147)	153,538		(48,788)		(1,233,397)

Other income (expense):
Interest income	3,569	—		—		3,569
Interest expense	(147,027)	—		(41,242	) (j)	(188,269)
Income from equity investments	1,398	—		—		1,398
Other income, net	1,454	—		—		1,454

Total other (expense) income	(140,606)	—		(41,242)		(181,848)

(Loss) income before income tax (benefit) expense	(1,478,753)	153,538		(90,030)		(1,415,245)
Income tax (benefit) expense	(38,328)	—		—	(k)	(38,328)

Net (loss) income	(1,440,425)	153,538		(90,030)		(1,376,917)
Less: net income attributable to noncontrolling interest	855	—		—		855

Net (loss) income (applicable) attributable to SandRidge Energy, Inc.	(1,441,280)	153,538		(90,030)		(1,377,772)
Preferred stock dividends and accretion	16,232	—		12,000	(l)	28,232

(Loss) income (applicable) available to SandRidge Energy, Inc. common stockholders	$(1,457,512)	$153,538		$(102,030)		$(1,406,004)

(Loss) income per share (applicable) available to SandRidge Energy, Inc. common stockholders:
Basic	$(9.36)					$(7.76)

Diluted	$(9.36)					$(7.76)

Weighted average number of SandRidge Energy, Inc. common shares outstanding:
Basic	155,619	25,600	(e)			181,219

Diluted	155,619	25,600	(e)			181,219

The accompanying notes are an integral part of these financial statements.

SANDRIDGE ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	Historical	Acquired Properties Historical (g)		Pro Forma Adjustments		Pro Forma
	(In Thousands, Except Per Share Amounts)

Revenues:
Natural gas and crude oil	$328,628	$64,351		$—		$392,979
Drilling and services	17,449	—		—		17,449
Midstream and marketing	62,051	—		—		62,051
Other	19,839	—		—		19,839

Total revenues	427,967	64,351		—		492,318

Expenses:
Production	128,379	18,280		—		146,659
Production taxes	3,153	2,488		—		5,641
Drilling and services	21,697	—		—		21,697
Midstream and marketing	56,702	—		—		56,702
Depreciation and depletion – natural gas and crude oil	127,503	—		23,473	(h)	150,976
Depreciation, depletion and amortization – other	38,851	—		—		38,851
Impairment	1,304,418	—		—	(i)	1,304,418
General and administrative	77,123	—		—		77,123
Gain on derivative contracts	(139,722)	—		—		(139,722)
Loss on sale of assets	26,359	—		—		26,359

Total expenses	1,644,463	20,768		23,473		1,688,704

(Loss) income from operations	(1,216,496)	43,583		(23,473)		(1,196,386)

Other income (expense):
Interest income	287	—		—		287
Interest expense	(136,368)	—		(30,990	) (j)	(167,358)
Income from equity investments	1,027	—		—		1,027
Other income, net	100	—		—		100

Total other (expense) income	(134,954)	—		(30,990)		(165,944)

(Loss) income before income tax benefit	(1,351,450)	43,583		(54,463)		(1,362,330)
Income tax benefit	(4,114)	—		—	(k)	(4,114)

Net (loss) income	(1,347,336)	43,583		(54,463)		(1,358,216)
Less: net income attributable to noncontrolling interest	11	—		—		11

Net (loss) income (applicable) attributable to SandRidge Energy, Inc.	(1,347,347)	43,583		(54,463)		(1,358,227)
Preferred stock dividends and accretion	2,816	—		9,000	(l)	11,816

(Loss) income (applicable) available to SandRidge Energy, Inc. common stockholders	$(1,350,163)	$43,583		$(63,463)		$(1,370,043)

(Loss) income per share (applicable) available to SandRidge Energy, Inc. common stockholders:
Basic	$(7.85)					$(6.94)

Diluted	$(7.85)					$(6.94)

Weighted average number of SandRidge Energy, Inc. common shares outstanding:
Basic	171,902	25,600	(e)			197,502

Diluted	171,902	25,600	(e)			197,502

The accompanying notes are an integral part of these financial statements.

SANDRIDGE ENERGY, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(UNAUDITED)

1.	Basis of Presentation

The historical financial information is derived from the historical consolidated financial statements of SandRidge and the historical statements of revenues and direct operating expenses of the Acquired Properties. The unaudited pro forma condensed combined balance sheet as of September 30, 2009 has been prepared as if the acquisition had taken place on September 30, 2009. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 and for the nine months ended September 30, 2009 assume that the acquisition occurred on January 1, 2008.

2.	Pro Forma Adjustments

The following adjustments were made in the preparation of the unaudited pro forma condensed combined financial statements.

(a)	Adjustment to cash reflects the following (in thousands):

Proceeds from December 2009 registered underwritten public offering of common stock	$226,560
Offering costs	(9,400)

Net cash proceeds	$217,160

Proceeds from December 2009 sale of unsecured 8.75% Senior Notes due 2020	$442,571
Debt issuance costs	(9,500)

Net cash proceeds	$433,071

Proceeds from December 2009 private placement of 6.0% Convertible Perpetual Preferred Stock	$200,000
Offering costs	(100)

Net cash proceeds	$199,900

Original purchase price of assets	$800,000
Purchase price adjustments	(4,926)

Total cash purchase price	$795,074

Transaction costs	(255)

Total pro forma cash adjustments	$54,802

(b)	Adjustment to natural gas and crude oil properties reflects the estimated preliminary purchase price allocation of the Forest acquisition, including proved and unproved properties, as follows (in thousands):

Proved natural gas and crude oil properties	$754,185
Unproved natural gas and crude oil properties	52,246
Asset Retirement Obligation (1)	(11,357)

Total cash purchase price	$795,074

(1)	Entire asset retirement obligation classified as long-term liability.

(c)	Adjustment to record the December 2009 sale of $450.0 million unsecured 8.75% Senior Notes due 2020. Proceeds from the offering were approximately $433.1 million after deducting debt issuance costs of approximately $9.5 million and an offering discount of approximately $7.4 million.

(d)	Adjustment to record the December 2009 private placement of 2,000,000 shares of 6.0% convertible perpetual preferred stock. Proceeds from the placement were approximately $199.9 million after deducting offering expenses of approximately $0.1 million.

(e)	Adjustment to record the December 2009 underwritten offering of 25,600,000 shares of Company common stock. Proceeds from the offering were approximately $217.2 million after deducting offering expenses of approximately $9.4 million.

(f)	Adjustment to accumulated deficit reflects the effects of costs incurred in conjunction with the Forest acquisition that have been expensed.

(g)	Adjustment to recognize revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2008 and the nine months ended September 30, 2009.

(h)	Adjustment to recognize accretion of asset retirement obligation as well as depreciation and depletion attributable to the Acquired Properties, using the unit of production method under the full cost method of accounting, as if the acquisition had taken place on January 1, 2008.

(i)	The Company estimates it would have incurred additional impairments from full cost ceiling limitations of approximately $294.0 million and $32.0 million for the year ended December 31, 2008 and the nine months ended September 30, 2009, respectively, had the acquisition occurred on January 1, 2008. Such additional estimated pro forma impairment amounts have not been reflected in the pro forma statements of operations due to their non-recurring nature. There was no such impairment estimated as of September 30, 2009 had the acquisition occurred on that date.

(j)	Adjustment to recognize discount and offering cost amortization and interest expense associated with 8.75% Senior Notes due 2020.

(k)	There was no adjustment for pro forma income tax provision due to a full valuation allowance established against the Company’s net deferred tax asset.

(l)	Adjustment to recognize additional dividends associated with the Company’s 6.0% convertible perpetual preferred stock.

3.	Supplemental Pro Forma Combined Oil and Gas Reserve and Standardized Measure Information (Unaudited)

The following unaudited supplemental pro forma oil and natural gas reserve tables present how the combined oil and gas reserve and standardized measure information of SandRidge and the Acquired Properties may have appeared had the properties been acquired on January 1, 2008. The Supplemental Pro Forma Combined Oil and Gas Reserve and Standardized Measure Information is for illustrative purposes only.

Estimated Pro Forma Combined Quantities of Proved Reserves

	SandRidge Historical		Acquired Properties		Total Pro Forma
	Oil (1) (MBbls)	Gas (MMcf)	Oil (1) (MBbls)	Gas (MMcf)	Oil (1) (MBbls)	Gas (MMcf)

Proved Reserves
As of December 31, 2007	36,527	1,297,029	30,814	117,661	67,341	1,414,690
Revisions of previous estimates	6,738	412,155	(4,409)	13,698	2,329	425,853
Acquisition of new reserves	513	38,008	—	—	513	38,008
Extensions and discoveries	1,728	241,596	3,869	19,304	5,597	260,900
Sales of reserves in place	(8)	(1,750)	—	—	(8)	(1,750)
Production	(2,334)	(87,402)	(1,788)	(7,268)	(4,122)	(94,670)

As of December 31, 2008	43,164	1,899,636	28,486	143,395	71,650	2,043,031

Proved developed as of December 31, 2007	12,532	590,358	23,853	93,895	36,385	684,253

Proved developed as of December 31, 2008	15,342	851,357	21,966	76,037	37,308	927,394

(1)	Includes NGLs

Pro Forma Combined Standardized Measure of Discounted Future Net Cash Flows

	Year Ended December 31, 2008
	SandRidge Historical	Acquired Properties	Pro Forma Adjustments (2)	Pro Forma
	(In Thousands)

Future cash inflows from production(1)	$11,092,154	$1,627,991	$—	$12,720,145
Future production costs	(3,887,553)	(493,982)	—	(4,381,535)
Future development costs	(2,153,506)	(153,833)	—	(2,307,339)
Future income tax expenses	(399,014)	—	(93,128)	(492,142)

Undiscounted future net cash flows	4,652,081	980,176	(93,128)	5,539,129
10% annual discount	(2,431,505)	(567,590)	60,610	(2,938,485)

Standardized measure of discounted future net cash flows	$2,220,576	$412,586	$(32,518)	$2,600,644

(1)

Calculated using period end oil and gas prices, adjusted for transportation fees and regional price differentials. NYMEX gas price was $5.71 per mcf. West Texas Intermediate oil price of $41.00 per barrel used for SandRidge Historical. Equivalent NYMEX oil price of $44.60 per barrel used for Acquired Properties.

(2)

Pro forma adjustments represent effects of income tax on the undiscounted and discounted future net cash flows associated with the Acquired Properties. Corporate income taxes were not allocated to the Acquired Properties on a historical basis.

Changes in the Pro Forma Combined Standardized Measure of Discounted Future Net Cash Flows

	Year Ended December 31, 2008
	SandRidge Historical	Acquired Properties	Pro Forma Adjustments (1)	Pro Forma
	(In Thousands)

Standardized measure at December 31, 2007	$2,718,537	$999,827	$(263,266)	$3,455,098
Revenues less production and other costs	(719,091)	(153,538)	—	(872,629)
Net changes in prices, production and other costs	(1,747,962)	(435,455)	—	(2,183,417)
Net development costs incurred	1,132,078	40,170	—	1,172,248
Net changes in future development costs	(1,152,018)	(9,084)	—	(1,161,102)
Extensions and discoveries	227,874	(6,509)	—	221,365
Revisions of previous quantity estimates	757,939	(26,301)	—	731,638
Accretion of discount	168,811	99,983	—	268,794
Net change in income taxes	794,001	—	230,748	1,024,749
Purchases of reserves in place	47,767	—	—	47,767
Sales of reserves in place	(2,076)	—	—	(2,076)
Timing differences and other	(5,284)	(96,507)	—	(101,791)

Standardized measure at December 31, 2008	$2,220,576	$412,586	$(32,518)	$2,600,644

(1)

Pro forma adjustments represent effects of the net change in income tax on the discounted future net cash flows associated with the Acquired Properties. Corporate income taxes were not allocated to the Acquired Properties on a historical basis.